Acquisition and Divestitures Acquisition and Divestitures (Policies)	9 Months Ended
Sep. 30, 2017
Business Combinations [Abstract]
Business Combinations Policy [Policy Text Block]
We accounted for the North Dakota Gathering and Processing Assets acquisition using the acquisition method of accounting, which requires, among other things, that assets acquired at their fair values and liabilities assumed be recognized on the balance sheet as of the acquisition date. The purchase price allocation for the North Dakota Gathering and Processing Assets acquisition is preliminary and has been allocated based on estimated fair values of the assets acquired and liabilities assumed at the acquisition date, pending the completion of an independent valuation and other information as it becomes available to us. The purchase price allocation adjustments can be made through the end of Andeavor Logistics’ measurement period, which is not to exceed one year from the acquisition date.